UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 13, 2009

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

158 Route 206, Peapack-Gladstone, New Jersey		07934
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Peapack-Gladstone Financial Corporation (the “Corporation”) has declared a 5% stock dividend to be distributed to shareholders on August 3, 2009.  Effective July 13, 2009, the Corporation amended Paragraph (A), Article III of its Certificate of Incorporation to increase by 1,000,000 shares (5%) the total authorized capital stock of the Corporation to 21,500,000 shares, consisting of 21,000,000 shares of common stock and 500,000 shares of preferred stock which may be issued in one or more classes or series.  The amendment is attached hereto as Exhibit (3)(i).

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

(3)(i)	Amendment to the Certificate of Incorporation of Peapack-Gladstone Financial Corporation, dated July 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: July 15, 2009	By:	/s/ Jeffrey J. Carfora
	Name:	Jeffrey J. Carfora
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

(3)(i)	Amendment to the Certificate of Incorporation of Peapack-Gladstone Financial Corporation, dated July 13, 2009.